SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Mid Penn Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/_/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
/_/ $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(1)(3).
/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

/X/ No Fee Required.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                                     March 27, 2000


Dear Shareholders:

     It is my pleasure to invite you to attend the 2000 Annual Meeting of Shareholders of Mid Penn Bancorp, Inc. to be held on Tuesday, April 25, 2000, at 10:00 a.m., prevailing time. The annual meeting will be held at Mid Penn Bank, 349 Union Street, Millersburg, Pennsylvania 17061.

     The Notice of the Annual Meeting and the proxy statement on the following pages address the formal business of the meeting. The formal business schedule includes the election of 4 Class B Directors and the ratification of the selection of the independent auditors for 2000. At the meeting, the corporation's management will review the corporation's operations during the past year and will be available to respond to questions.

     We strongly encourage you to vote your shares, whether or not you plan to attend the meeting. It is very important that you sign, date and return the accompanying proxy as soon as possible in the postage-paid envelope. If you do attend the meeting and wish to vote in person, you must give written notice to the corporation's Secretary so that your proxy will be superseded by any ballot that you submit at the meeting.

                                     Sincerely,

                                     /s/ Eugene F. Shaffer
                                     ------------------------------------

                                     Eugene F. Shaffer
                                     Chairman of the Board,
                                     President and Chief Executive Officer

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 25, 2000
                    ----------------------------------------

TO THE SHAREHOLDERS OF MID PENN BANCORP, INC.:

     Notice is hereby given that the Annual Meeting of Shareholders of Mid Penn Bancorp, Inc. will be held at 10:00 a.m., prevailing time, on Tuesday, April 25, 2000, at Mid Penn Bank, 349 Union Street, Millersburg, Pennsylvania 17061, for the following purposes:

     1. To elect 4 Class B Directors to serve for a 3 year term and until their successors are elected and qualified;

     2. To ratify the selection of Parente Randolph, PC, Certified Public Accountants, of Wilkes-Barre, Pennsylvania, as the independent auditors for the corporation for the fiscal year ending December 31, 2000; and

     3. To transact any other business that may properly come before the annual meeting and any adjournment or postponement of the meeting.

     In accordance with the corporation's Bylaws and action of the Board of Directors, only those shareholders of record at the close of business on March 10, 2000, are entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof.

     We enclose a copy of the corporation's Annual Report to Shareholders for the fiscal year ended December 31, 1999. You may obtain a copy of the corporation's Annual Report to Shareholders for the 1998 fiscal year, at no cost, by contacting Eugene F. Shaffer, Chairman of the Board, President and Chief Executive Officer, 349 Union Street, Millersburg, Pennsylvania 17061, telephone: (717) 692-2133.

     We urge you to mark, sign, date and promptly return your proxy in the enclosed envelope so that you may vote your shares and in order that we may assure the presence of a quorum. The prompt return of your signed proxy, regardless of the number of shares you hold, will aid the corporation in reducing the expense of additional proxy solicitation. Giving your proxy does not affect your right to vote in person if you attend the meeting and give written notice to the Secretary of the corporation.

                                     By Order of the Board of Directors,

                                     /s/ Eugene F. Shaffer
                                     --------------------------------------

                                     Eugene F. Shaffer
                                     Chairman of the Board,
                                     President and Chief Executive Officer



Millersburg, Pennsylvania
March 27, 2000


                             YOUR VOTE IS IMPORTANT.
To vote your shares, please sign, date and complete the enclosed proxy and mail it promptly in the enclosed, postage-paid return envelope.

                             MID PENN BANCORP, INC.
                                349 UNION STREET
                              MILLERSBURG, PA 17061


                            AMEX TRADING SYMBOL: MBP



                                 PROXY STATEMENT

                       2000 ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 25, 2000


                Mailed to Shareholders on or about March 27, 2000

                                TABLE OF CONTENTS
                                -----------------

PROXY STATEMENT                                                                                         PAGE
                                                                                                        ----
     General Information................................................................................. 1
          o    Date, Time and Place of Annual Meeting ................................................... 1
          o    Description of Mid Penn Bancorp, Inc. .................................................... 1
     Voting Procedures .................................................................................. 1
          o    Solicitation and Voting of Proxies ....................................................... 1
          o    Quorum and Vote Required for Approval..................................................... 2
          o    Revocability of Proxy .................................................................... 3
          o    Methods of Voting ........................................................................ 3

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS ............................................................... 4
     Governance ......................................................................................... 4
     Directors of Mid Penn Bancorp, Inc. ................................................................ 4
     Executive Officers of Mid Penn Bancorp, Inc. ....................................................... 4
     Executive Officers of Mid Penn Bank ................................................................ 5
     Committees and Meetings of the Corporation's Board of Directors .................................... 6
     Committees and Meetings of the Board of Directors of Mid Penn Bank ................................. 6
     Qualifications and Nomination of Directors ......................................................... 7
     Compensation of the Board of Directors ............................................................. 9

SALARY & PERSONNEL COMMITTEE REPORT ON EXECUTIVE COMPENSATION ...........................................10
     Chief Executive Officer Compensation ...............................................................10
     Executive Officer Compensation .....................................................................11

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION .............................................11

COMPENSATION OF OFFICERS AND DIRECTORS ..................................................................11
     Profit Sharing Retirement Plan .....................................................................12
     Employee Stock Ownership Plan ......................................................................13

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS ..........................................................14

BENEFICIAL OWNERSHIP OF MID PENN BANCORP'S STOCK HELD BY
     PRINCIPAL SHAREHOLDERS AND MANAGEMENT ..............................................................14
     Principal Shareholders .............................................................................14
     Share Ownership by the Directors, Officers and Nominees ............................................15

COMPLIANCE WITH SECTION 16(a) REPORTING..................................................................16
SHAREHOLDER RETURN PERFORMANCE GRAPH ....................................................................17

PROPOSALS ...............................................................................................18
     1.   Election of Class B Directors .................................................................18
     2.   Ratification of Selection of Independent Auditors .............................................18

SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING ...........................................................19
OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING ...................................................19

                     FREQUENTLY ASKED QUESTIONS AND ANSWERS


Q:   WHO IS ENTITLED TO VOTE?

A: Shareholders as of the close of business on March 10, 2000 (the voting record date) are entitled to vote and each share of common stock is entitled to one vote.

Q:   HOW DO I VOTE?

A: There are two methods. You may vote by completing and mailing your proxy or by attending the meeting and voting in person. (See page 3 for more details.)

Q:   HOW DOES DISCRETIONARY AUTHORITY APPLY?

A: If you sign your proxy but do not make any selections, you give authority to Roberta A. Hoffman, Randall L. Klinger and Patricia A. Walter, as proxy holders, to vote on the two proposals and any other matter that may arise at the meeting.

Q:   IS MY VOTE CONFIDENTIAL?

A: Yes. Only the Judges of Elections and the proxy holders have access to your proxy. All comments remain confidential unless you ask that your name be disclosed.

Q:   WHO WILL COUNT THE VOTES?

A: Kathy I. Bordner, Kevin W. Laudenslager and Larry L. Novinger will tabulate the votes and act as Judges of Elections.

Q:   WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY?

A: Your shares are probably registered differently or are in more than one account. Sign and return all proxies to ensure that all your shares are voted. Then, if you have all of your accounts registered in the same name and address, you should receive one proxy in future years. You may arrange to have your shares registered in the same name and address by contacting the corporation's transfer agent, Norwest Shareowner Services at (800) 468-9716.

Q:   WHAT CONSTITUTES A QUORUM?

A: At March 10, 2000, the corporation had 3,036,762 shares of common stock issued and outstanding. A majority of the outstanding shares, present or represented by proxy, constitutes a quorum for the transaction of business at the meeting. If you vote by proxy or in person, we consider your shares as a part of the quorum.

Q:   WHAT PERCENTAGE OF STOCK DO THE DIRECTORS AND OFFICERS OWN?

A: Approximately 18.42% of our common stock, at February 25, 2000. (See page 15 for more details.)

Q:   WHEN ARE THE 2001 SHAREHOLDER PROPOSALS DUE?

A: As a shareholder, you must submit your proposal in writing by November 27, 2000, to Cindy L. Wetzel, Secretary, Mid Penn Bancorp, Inc., 349 Union Street, Millersburg, Pennsylvania 17061.

                                 PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                             MID PENN BANCORP, INC.
                          TO BE HELD ON APRIL 25, 2000


                               GENERAL INFORMATION

Date, Time and Place of Annual Meeting

     Mid Penn Bancorp, Inc., a Pennsylvania business corporation and registered bank holding company, furnishes this proxy statement in connection with the Board of Directors solicitation of proxies to be voted at the annual meeting of shareholders. The annual meeting will be held at Mid Penn Bank, 349 Union Street, Millersburg, Pennsylvania 17061, on Tuesday, April 25, 2000, at 10:00 a.m., prevailing time. The corporation's principal executive office is located at 349 Union Street, Millersburg, Pennsylvania 17061; the telephone number is
(717) 692-2133. All inquiries regarding the annual meeting should be directed to Eugene F. Shaffer, Chairman of the Board, President and Chief Executive Officer of Mid Penn Bancorp, Inc.

Description of Mid Penn Bancorp, Inc.

     Mid Penn Bancorp, Inc. became a bank holding company under Pennsylvania law and the Bank Holding Company Act of 1956 on December 31, 1991. Mid Penn Bank is the corporation's wholly-owned subsidiary and is a Pennsylvania chartered commercial bank.

     We are mailing a copy of the corporation's Annual Report to Shareholders for the fiscal year ended December 31, 1999, with this Proxy Statement. You may obtain a copy of the corporation's Annual Report to Shareholders for the 1998 fiscal year at no cost by contacting Eugene F. Shaffer, Chairman of the Board, President and Chief Executive Officer, 349 Union Street, Millersburg, Pennsylvania 17061, telephone: (717) 692-2133.

     We have not authorized anyone to provide you with information on the corporation. You should rely only on the information contained in this document or on information to which we refer. Although we believe we have provided you with all the information helpful to you in your decision to vote, events may occur at Mid Penn Bancorp, Inc. subsequent to printing this proxy statement that might affect your decision or the value of your stock.

                                VOTING PROCEDURES

Solicitation and Voting of Proxies

     The Board of Directors solicits this proxy for use at the corporation's 2000 annual meeting of shareholders. The corporation's directors, officers and other employees may solicit proxies in person or by telephone, facsimile, telegraph or mail, but only for use at the annual meeting. The corporation will pay the cost of preparing, assembling, printing, mailing and soliciting proxies and any additional material that the corporation sends to its shareholders. The corporation will make arrangements with brokerage firms and other custodians, nominees, and fiduciaries to forward proxy solicitation materials to the owners of stock held by these persons. The corporation will reimburse these persons for their reasonable forwarding expenses.

     Only shareholders of record as of the close of business on March 10, 2000 may vote at the annual meeting. The corporation's records show that, as of the voting record date, 3,036,762 shares of common stock were outstanding. On all matters to come before the annual meeting, shareholders may cast one vote for each share held. Cumulative voting rights do not exist with respect to the election of directors. See "Principal Shareholders" on page 14 for a list of the persons known by the corporation to be beneficial owners of 5% or more of Mid Penn common stock.

     If your shares are registered directly in your name with Mid Penn Bancorp, Inc.'s transfer agent, Norwest Shareowner Services, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the corporation. As the shareholder of record, you have the right to grant your voting proxy directly to the proxy holders or to vote in person at the meeting. The corporation has enclosed a proxy card for your use.

     If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

     By properly completing a proxy, the shareholder appoints Roberta A. Hoffman, Randall L. Klinger and Patricia A. Walter as proxy holders to vote the shares as specified on the proxy. Proxy holders will vote any proxy not specifying to the contrary as follows:

     FOR the election of Jere M. Coxon, Alan W. Dakey, Charles F. Lebo and Guy J. Snyder, Jr. as Class B directors for 3 year terms expiring in 2003; and

     FOR the ratification of the selection of Parente Randolph, PC, as the corporation's independent auditors for the fiscal year ending December 31, 2000.

     The Board of Directors proposes to mail this proxy statement to the corporation's shareholders on or about March 27, 2000.

Quorum and Vote Required For Approval

     In order to hold the annual meeting, a "quorum" of shareholders must be present. Under Pennsylvania law and the corporation's Bylaws, the presence, in person or by proxy, of the holders of a majority of the shares entitled to vote is necessary to constitute a quorum for the transaction of business at the meeting. The proxy holders will count votes withheld and abstentions when determining the presence of a quorum. The proxy holders will not count broker non-votes when determining the presence of a quorum for the particular matter as to which the broker withheld authority.

     Assuming the presence of a quorum, the candidates for director receiving the highest number of votes cast by shareholders will be elected. The proxy holders will not cast votes withheld or broker non-votes for the Board's nominees.

     Assuming the presence of a quorum, ratification of the selection of the independent auditors requires the affirmative vote of a majority of all votes cast by shareholders. Abstentions and broker non-votes are not deemed to constitute "votes cast" and, therefore, do not count either for or against ratification. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for the matter by reducing the total number of shares voted from which the required majority is calculated.

Revocability of Proxy

     Shareholders who sign proxies may revoke them at any time before they are voted by:

     o giving written notice of revocation to Cindy L. Wetzel, Secretary of Mid Penn Bancorp, Inc., at 349 Union Street, Millersburg, Pennsylvania 17061;

     o executing a later-dated proxy and giving written notice to the Secretary of the corporation; or

     o voting in person after giving written notice to the Secretary of the corporation.

     You have the right to vote and, if desired, to revoke your proxy any time before the annual meeting. Should you have any questions, please call Cindy L. Wetzel, at (717) 692-2133.

Methods of Voting

                Voting by Proxy
                ---------------

     o    Mark your selections.

     o Date your proxy and sign your name exactly as it appears on your proxy.

     o    Mail to the corporation in the enclosed, postage-paid envelope.

               Voting in Person
               ----------------

     o    Attend the annual meeting.

     o    Obtain a proxy.

     o    Mark your selections.

     o Date your proxy and sign your name exactly as it appears in the corporation's transfer books.

                    BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Governance

     The corporation's Board of Directors oversees all business, property, and affairs of the corporation. The Chairman and the corporation's officers keep the members of the Board informed of the corporation's business through discussions and by providing materials to the members. The members also keep themselves informed by attending Board meetings.

     During fiscal 1999, the corporation's Board of Directors held 6 meetings. The Bank's Board of Directors held 13 meetings during fiscal 1999.

Directors of Mid Penn Bancorp, Inc.

     The following table sets forth in alphabetical order selected information about the corporation's directors.

                                    Director                  Class of                    Age as of
Name                                Since                     Director                  March 31, 2000
----                                -----                     --------                  --------------

Jere M. Coxon                        1991                        B                             57

Alan W. Dakey                        1995                        B                             48

Earl R. Etzweiler                    1991                        C                             66

Gregory M. Kerwin                    1999                        A                             49

Charles F. Lebo                      1991                        B                             66

Warren A. Miller                     1991                        A                             67

William G. Nelson                    1991                        C                             64

Donald E. Sauve                      1999                        C                             58

Edwin D. Schlegel                    1991                        A                             62

Eugene F. Shaffer                    1991                        A                             64

Guy J. Snyder, Jr.                   1991                        B                             62

Executive Officers of Mid Penn Bancorp, Inc.

     The following table sets forth selected information about Mid Penn's principal officers, each of whom is elected by the Board of Directors and each of whom holds office at the Board's discretion.


                                                                       Position Held        Age as of
Name                                        Position                       Since         March 31, 2000
----                                        --------                       -----         --------------

Eugene F. Shaffer                     Chairman,                            1991                64
                                      President and
                                      Chief Executive Officer

Alan W. Dakey                         Executive Vice President and         1995                48
                                      Chief Operating Officer

Earl R. Etzweiler                     Vice Chairman                        1991                66

Kevin W. Laudenslager                 Treasurer                            1998                36

Cindy L. Wetzel                       Secretary                            1991                38


Executive Officers of Mid Penn Bank

     The following table sets forth selected information about the principal officers of Mid Penn Bank, each of whom is elected by the Bank's Board of Directors and each of whom holds office at the Board's discretion.


                                                        Position Held      Employee          Age as of
Name                        Position                        Since           Since         March 31, 2000
----                        --------                        -----           -----         --------------

Eugene F. Shaffer           Chairman of the Board             1976           1969                 64

Alan W. Dakey               President and Chief               1994           1993                 48
                            Executive Officer

Robert M. Garst             Senior Vice President             1998           1998                 42
                            and Senior Commercial
                            Loan Officer

Randall L. Klinger          Senior Vice President             1989           1974                 51
                            and Senior Loan Officer           1986

Norman L. Houser            Senior Vice President             1989           1984                 61
                            and Business
                            Development Officer

Allen J. Trawitz            Executive Vice                    1998           1998                 53
                            President

Dennis E. Spotts            Vice President and                1980           1973                 46
                            EDP Manager                       1976

Larry L. Novinger           Vice President and                1997           1985                 56
                            Operations Officer                1986

Kevin W. Laudenslager       Vice President and                1997           1985                 36
                            Comptroller


Committees and Meetings of the Corporation's Board of Directors

     Mid Penn Bancorp, Inc. does not maintain committees. The entire Board meets to discuss the corporation's business.

Committees and Meetings of the Board of Directors of Mid Penn Bank

     During 1999, Mid Penn Bank's Board of Directors maintained 5 standing committees: Executive, Trust, Audit, Loan, and Salary & Personnel. The function of each of these committees is described below.

EXECUTIVE:  This committee meets only as needed and acts with limited powers on behalf of the Board whenever the Board is not in session. Earl Etzweiler serves as Chairman of this committee.

TRUST: This committee determines the policies and investments of the Trust Department and approves the acceptance of all fiduciary relationships and the closing out or the relinquishment of all fiduciary relationships. This committee ratifies the acceptance, closing out, or relinquishment of fiduciary relationships by officers designated for that purpose. William Nelson serves as Chairman of this committee.

AUDIT: At least once a year, this committee completes a review of the audit of the books and affairs of Mid Penn Bank, including the Trust Department, made by certified public accountants. Upon completion of the audit, this committee reviews the report and makes recommendations to the Board at its next regularly scheduled meeting. Charles Lebo serves as Chairman of this committee.

LOAN: This committee determines if loans over the lending limit of the loan officers should be approved or rejected. Warren Miller serves as Chairman of this committee.

SALARY &    This committee reviews employee performance evaluations and makes
PERSONNEL:  salary recommendations to the Board of Directors.  Gregory Kerwin serves as Chairman of this committee.

                                                                                                        SALARY &
                                      EXECUTIVE        TRUST           AUDIT            LOAN            PERSONNEL
                                      ---------        -----           -----            ----            ---------

Jere M. Coxon                                                            X                X                X

Alan W. Dakey                            X                X                               X                X

Earl R. Etzweiler                        X                X

Gregory M. Kerwin                                                                                          X



                                                                                                        SALARY &
                                      EXECUTIVE        TRUST           AUDIT            LOAN            PERSONNEL

Charles F. Lebo                          X                               X                X

Warren A. Miller                                                                          X

William G. Nelson                        X                X                               X                X

Donald E. Sauve                          X                               X

Edwin D. Schlegel                                         X              X

Eugene F. Shaffer                        X                X                               X                X

Guy J. Snyder, Jr.                                        X              X                                 X

MEETINGS HELD IN 1999                    0                12             4                23               1

Qualifications and Nomination of Directors

     The corporation's Bylaws authorize the number of directors to be not less than 5 nor more than 25. The Bylaws also provide for 3 classes of directors with staggered 3 year terms of office. The Board of Directors nominated the 4 persons named below to serve as directors until the 2003 annual meeting of shareholders or until their earlier death, resignation, or removal from office. The nominees are presently members of the Board of Directors and have consented to serve another term as a director if re-elected. If the nominees should be unavailable to serve for any reason, a majority of the Board of Directors then in office may select someone to fill the vacancy until the expiration of the term of the class of directors to which he or she is appointed.

     Each of the directors attended at least 75% of the total number of Board of Directors meetings and committee meetings for the corporation and the Bank during their tenure on the Board in 1999, except for Eugene F. Shaffer. Mr. Shaffer attended at least 75% of the total number of meetings of the Board of Directors for the corporation and the Bank, however, he did not attend 75% of the committee meetings of which he is a member.

     The Board of Directors is divided into 3 classes. Terms of the members of each class expire at successive annual meetings. Currently, Class A consists of 4 directors, Class B consists of 4 directors, and Class C consists of 3 directors. Shareholders will elect 4 Class B directors at this annual meeting to serve for a 3 year term.

     The proxy holders intend to vote proxies for the election of each of the 4 nominees named below, unless you indicate that your vote should be withheld from any or all of them. Each nominee elected as a director will continue in office until his or her successor has been duly elected and qualified, or until his or her death, resignation or retirement.

     The Board of Directors proposes the following nominees for election as Class B Directors at the annual meeting:

o  Jere M. Coxon
o  Alan W. Dakey
o  Charles F. Lebo
o  Guy J. Snyder, Jr.

     The principal occupation and certain other information regarding the nominees and other directors is set forth below. You will find information about the share ownership of the nominees and other directors on page 15.

CURRENT CLASS B DIRECTORS (to serve until 2000)
         AND
NOMINEES FOR CLASS B DIRECTORS (to serve until 2003)

         Jere M. Coxon          Mr. Coxon, age 57, has been a director since
                                1991. He is Executive Vice President of Penn
                                Wood Products, Inc.

         Alan W. Dakey          Mr. Dakey, age 48, has been a director since
                                1995. He also serves as Executive Vice
                                President and Chief Operating Officer of the corporation and President and Chief Executive
                                Officer of the Bank.

         Charles F. Lebo        Mr. Lebo, age 66, has been a director since
                                1991. He is a retired educator of the
                                Pennsylvania Department of Education.

         Guy J. Snyder, Jr.     Mr. Snyder, age 62, has been a director since
                                1991. He is President of Snyder Fuels, Inc.

BOARD OF DIRECTORS - CONTINUING AS DIRECTORS

CLASS C DIRECTORS (to serve until 2001)

         Earl R. Etzweiler      Mr. Etzweiler, age 66, has served as director
                                and Vice Chairman since 1991. He is the owner of Etzweiler & Associates, Attorneys at Law.

         William G. Nelson      Mr. Nelson, age 64, has been a director since
                                1991. He is President of Hess Trucking Co., Inc.

         Donald E. Sauve        Mr. Sauve, age 58, has been a director since
                                1999. He is a consultant for Don's Food Market,
                                Inc.

CLASS A DIRECTORS (to serve until 2002)

      Gregory M. Kerwin        Mr. Kerwin, age 49, has been a director since
                               1999. Mr. Kerwin is a senior partner with the firm of Kerwin & Kerwin, Attorneys at Law.

      Warren A. Miller         Mr. Miller, age 67, has been a director since
                               1991. Mr. Miller is retired and previously served as Assistant Vice President of Mid Penn Bank.

      Edwin D. Schlegel        Mr. Schlegel, age 62, has been a director since
                               1991. Mr. Schlegel is retired and previously served as Superintendent of the Millersburg Area
                               School District.

      Eugene F. Shaffer        Mr. Shaffer, age 64, has been Chairman, President
                               and Chief Executive Officer of the corporation since 1991 and Chairman of the Bank since 1976.

     The Board of Directors recommends that shareholders vote FOR the proposal to elect the nominees listed above as Class B Directors of Mid Penn Bancorp, Inc.

Compensation of the Board of Directors

     Directors received no remuneration for attendance at the meetings of the Board of Directors of the corporation.

     During 1999, Mid Penn Bank directors earned an annual fee of $7,000, except Mr. Shaffer, who received no fees in 1999. A bonus is payable to directors each year based upon whether the Bank meets certain performance criteria, with respect to earnings and growth, as outlined in the Bank's Performance Bonus Plan. Members of special committees receive $80 for each meeting attended if the meeting is held on a day other than that of the regularly scheduled Board meeting. Directors who are also officers employed by the Bank are not paid for attending meetings of special committees. In 1999, Director Etzweiler also received fees of $25,661 for legal services rendered as the Bank's solicitor. In 1999, the Board of Directors earned $90,298 in the aggregate, for all Board of Directors' meetings and committee meetings attended.

     The Bank maintains a deferred fee plan for outside directors, which enables a director to defer payment of his fees until he leaves the Board. Following are the directors and their respective contributions for 1999: Jere Coxon: $7,000, Earl Etzweiler: $8,050, Gregory Kerwin:
$1,200, Charles Lebo: $7,000, William Nelson: $2,000, Edwin Schlegel:
$1,200, Guy Snyder: $4,025, and Donald Sauve: $5,000.

     In May of 1995, the Mid Penn Bank directors adopted a retirement bonus plan. The plan pays a retirement bonus to directors who voluntarily retire from service, or who have attained the mandatory retirement age of 70. The retirement bonus is determined by multiplying the "base retirement bonus" for the member's position ($400 for the Chairman, $200 for all other directors) by the number of full years the member served. No portion of the payment under this plan is assignable. The plan contains an inflationary adjustment provision. Payments due under the plan are paid quarterly. Bruce C. Adams, Harvey J. Hummel and Charles
R. Phillips received a total of $8,294 under this plan in 1999.


                          SALARY & PERSONNEL COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

      Mid Penn Bank, the wholly-owned bank subsidiary of Mid Penn Bancorp,
Inc., provides compensation to the employees of the Bank and the corporation. The Board of Directors, acting in the best interests of the corporation's shareholders, customers, and the communities it serves, is responsible for providing compensation to all employees based on the individual's contribution and personal performance. The Salary & Personnel Committee administers the compensation program. The committee strives to offer a fair and competitive compensation policy to govern executive officers' base salaries and incentive plans and to attract and maintain competent, dedicated, and ambitious managers whose efforts will enhance the products and services of the corporation and of the Bank, resulting in higher profitability, and increased dividends to the corporation's shareholders and appreciation in market value of the corporation's common stock.

      The compensation of the corporation's and Bank's top executives is reviewed and approved annually by the Board of Directors upon the recommendations of the Salary & Personnel Committee. As a guideline for determining base salaries, the committee uses the Salary/Benefits Survey published by L.R. Webber Associates, Inc. This peer group of banks with assets ranging from $200 million to $299 million by region is different from the peer group used for the performance chart. The committee uses this peer group of banks because of common industry issues and competition for the same executive talent group.

      The committee does not deem Section 162(m) of the Internal Revenue Code to be applicable to the corporation at this time. The committee intends to monitor the future application of Section 162(m) to the compensation paid to its executive officers and, in the event that this section becomes applicable to the corporation, the committee intends to amend the corporation's and/or the Bank's compensation plans to preserve the deductibility of compensation payable thereunder.

Chief Executive Officer Compensation

     The Board of Directors determined the Bank's Chief Executive Officer's
1999 compensation of $154,014 comprised of his annual cash salary and cash bonus, exclusive of director's fees and bonus, to be appropriate in light of the corporation's 1999 performance. The 1999 compensation represents the combined salary and bonus reported on the Summary Compensation Table. No direct correlation exists between the Chief Executive Officer's compensation and any specific performance criteria, nor is any weight given by the committee to any specific individual criteria. The Chief Executive Officer's compensation is based on the committee's subjective determination after review of all information that it deems relevant.

Executive Officer Compensation

     The committee bases compensation increases to executive officers on subjective analysis of each individual's contribution to the corporation. The Board of Directors considers numerous factors in determining compensation increases including:

     o   the corporation's earnings;
     o   return on assets;
     o   return on equity;
     o   market share;
     o   total assets; and
     o   loans

Although performance and increases in compensation were measured by these factors, among others, no direct correlation exists between any specific criterion and an employee's compensation. The committee's analysis did not provide a specific weight to any criteria. The committee's determination is subjective after review of all information deemed relevant.

     Individuals are reviewed annually on a calendar basis. Total compensation opportunities available to Bank employees are influenced by general market conditions, specific individual responsibilities, and the individual's contributions to the corporation's success. The Bank strives to offer compensation that is competitive with that offered by employers of comparable size in the banking industry. The corporation strives to meet its strategic goals and objectives to its constituencies and to provide fair and meaningful compensation to its employees.

                          SALARY & PERSONNEL COMMITTEE
                          ----------------------------
                Jere M. Coxon                      Alan W. Dakey
                Gregory M. Kerwin                  William G. Nelson
                Eugene F. Shaffer                  Guy J. Snyder, Jr.


                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

     Mr. Eugene F. Shaffer, Chairman of the Board, President and Chief Executive Officer of the Corporation and Mr. Alan W. Dakey, Executive Vice President of the Corporation, are members of the Board's Salary & Personnel Committee that performs the functions of a compensation committee. Messrs. Shaffer and Dakey do not participate in conducting their own reviews nor do they take part in determining their own compensation.


                     COMPENSATION OF OFFICERS AND DIRECTORS

     We show information below concerning the annual compensation for services in all capacities to the corporation and the Bank for the fiscal years ended December 31, 1999, 1998 and 1997 of those persons who were, at December 31, 1999:

     o   the Chief Executive Officer; and
     o the four other most highly compensated executive officers of the corporation and the Bank to the extent these persons' total annual salary and bonus exceeded $100,000.


                           SUMMARY COMPENSATION TABLE

                             Annual Compensation                        Long-Term Compensation
                             --------------------                       -----------------------
                                                                           Awards         Payout
                                                                           ------         ------

(a)                     (b)        (c)          (d)        (e)        (f)        (g)        (h)        (i)
-------------------------------------------------------------------------------------------------------------------
                                                           Other
                                                           Annual     Restricted                        All other
                                                           Compen-    Stock       Options/              Compen-
Name and                           Salary       Bonus      sation     Awards      SARs       Payouts    sation
Principal Position      Year       ($) (1)      ($) (2)    ($)        ($)         (#)        ($)        ($)(3)(4)(5)(6)(7)
------------------      ----       -------      -------    ---        ---         ---        ---        ------------------


Eugene F. Shaffer       1999       10,000            0      --        --          --          --        5,609
   Chairman,            1998       10,000        4,167      --        --          --          --        5,029
   President and Chief  1997      132,000       31,113      --        --          --          --       25,026
   Executive Officer
-------------------------------------------------------------------------------------------------------------------


Alan W. Dakey           1999      120,500       42,224        --        --          --          --       39,994
   Executive Vice       1998      113,000       38,261        --        --          --          --       16,997
   President and Chief  1997      108,000       36,965        --        --          --          --       16,202
   Operating Officer
-------------------------------------------------------------------------------------------------------------------



(1) Salary includes annual Board of Directors fees of $7,000 paid to Mr. Dakey in 1999, 1998 and 1997, and $7,000 paid to Mr. Shaffer in 1997.
(2) Mr. Shaffer's bonus includes a directors bonus paid to Mr. Shaffer in 1998 and 1997 of $105 and $1,738, respectively. Mr. Dakey's bonus includes a directors bonus paid to Mr. Dakey in 1999, 1998 and 1997 of $1,712, $1,155 and $1,738, respectively.
(3) Includes life insurance premiums of $161, $584 and $1,566, paid by the Bank in 1999, 1998 and 1997, respectively, on behalf of Mr. Shaffer pursuant to life insurance maintained for executive officers. Includes premiums paid by the Bank in 1999, 1998 and 1997 for split dollar life insurance of $3,185, $2,945 and $4,710, respectively, on behalf of Mr. Shaffer. The Bank can recover the premium costs upon the death of Mr. Shaffer. Includes life insurance premiums of $301, $1,097 and $1,052, paid by the Bank in 1999, 1998 and 1997, respectively, on behalf of Mr. Dakey pursuant to life insurance maintained for executive officers.
(4) Includes $1,000, $1,000 and $18,750, contributed by the Bank to the Profit Sharing Retirement Plan on behalf of Mr. Shaffer in 1999, 1998 and 1997, respectively. Includes $11,350, $10,600 and $15,150, contributed by the Bank to the Profit Sharing Retirement Plan on behalf of Mr. Dakey in 1999, 1998 and 1997, respectively.
(5) Includes $500 contributed by the Bank to the ESOP on behalf of Mr. Shaffer in 1999 and 1998. Includes $5,675 and $5,300 contributed by the Bank to the ESOP on behalf of Mr. Dakey in 1999 and 1998,respectively.
(6) The Bank maintains a salary continuation plan for Mr. Dakey upon his retirement. The value of the Bank's contribution to the plan for 1999 was $22,407.
(7) Life insurance coverage of two times the final salary is being provided to Mr. Dakey and Mr. Shaffer under an endorsement split dollar arrangement. The economic value of their respective life insurance coverage for 1999 is as follows: Mr. Dakey: $261, Mr. Shaffer: $763.

Profit Sharing Retirement Plan

     The corporation does not have a pension plan. The Bank, however, maintains the Employee Profit Sharing Retirement Plan, created in 1949 and restated in 1994, which covers all Bank employees who accumulate at least 1,000 hours of service in a 12 month period beginning on the first day of employment. Eligible employees are entitled to receive a share of the Bank's contribution to the plan if they accumulate at least 1,000 hours of service during the plan year and are employed on December 31st.

     The annual contribution is determined by the Bank's Board of Directors and is contingent upon current or accumulative profits of the Bank with the total amount of the annual contribution not to exceed 15% of the total eligible compensation paid by the Bank to all participating employees. A participating employee's share of such annual contribution is allocated on the basis of the participating employee's eligible compensation up to $150,000 as compared to the total eligible compensation of all the participating employees. The contributions to the plan are paid to a trust fund that is administered by the Bank's Trust Department. A participating employee is allocated a share of the net income of the trust fund and the increase or decrease in the fair market value of its assets on the basis of such employee's beginning of the plan year account balance, less any payments as compared to the total beginning account balances, less payments to all the participating employees. A notice of the account balance is given to participating employees annually.

     Distributions under the plan can be made to participating employees upon retirement, either normal or early retirement as defined in the plan, at death or disability of the participating employee or upon severing employment if either partially or fully vested. The plan provides for percentage vesting of 20% for the first full 3 years of service increasing annually thereafter to 100% vesting after 7 full years of participation. The plan provides for an accelerated vesting schedule in the event it becomes top-heavy.

     The corporation cannot determine the extent of the benefits that any participating employee may be entitled to receive under the plan on the date of termination of employment because the amount of the benefits is dependent, among other things, upon the Bank's future earnings, the participants' future compensation and the future earnings of the plan's trust fund. As of December 31, 1999, the total market value of the Employee Profit Sharing Retirement Fund was approximately $4,895,131. There are 29,932 shares of Mid Penn Bancorp, Inc. common stock in the plan and the market value of these shares was $22.375 per share for a total of $669,729.

     Contributions the Bank paid to the plan were $206,899 and $174,010 for 1999 and 1998. The Bank contributed $1,000 in 1999 to the plan for Mr. Shaffer, Chairman of the Board, President and Chief Executive Officer of the corporation. The Bank contributed $11,350 in 1999 to the plan for Mr. Dakey, Executive Vice President of the corporation. As of March 1, 2000, Mr. Shaffer and Mr. Dakey have 30 years and 6 years, respectively, of credited service under the plan.

Employee Stock Ownership Plan

     Effective January 1, 1998, the Board of Directors adopted the Mid Penn Bank Employee Stock Ownership Plan for all Bank employees and its subsidiaries who satisfy length of service requirements. Participants do not contribute to the plan. Each year the Bank may, in its discretion, contribute to the ESOP. In 1999, the Bank contributed $103,449 to the plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Neither the corporation nor the Bank have entered into any material transactions, proposed or consummated, with any director or executive officer of Mid Penn Bancorp, Inc. or Mid Penn Bank, or any associate of the foregoing persons. The corporation and the Bank have engaged in and intend to continue to engage in banking and financial transactions in the ordinary course of business with directors and officers and their associates on comparable terms with similar interest rates as those prevailing from time to time for other customers.

     Total loans outstanding from the corporation and the Bank at December
31, 1999, to the Bank's officers and directors as a group, members of their immediate families and companies in which they had an ownership interest of 10% or more amounted to $1,353,000, or approximately 7.6% of the Bank's total equity capital. At March 3, 2000, total loans outstanding for the same group totaled $1,475,000 or 8.3% of the Bank's total equity capital. The Bank made these loans in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collection or present other unfavorable features.

     During 1999, Mr. Earl R. Etzweiler, Esquire, a director of the corporation and the Bank, served as solicitor of the corporation and of the Bank. During 1999, Mr. Etzweiler received fees of $25,661 from the Bank for legal services rendered.


                             BENEFICIAL OWNERSHIP OF
                        MID PENN BANCORP'S STOCK HELD BY
                      PRINCIPAL SHAREHOLDERS AND MANAGEMENT

Principal Shareholders

     The following table sets forth, as of February 25, 2000, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than 5% of the corporation's outstanding common stock, the number of shares beneficially owned by the person, and the percentage of the corporation's outstanding common stock so owned.

Title of Class                Name and Residential Address           Amount and Nature of
of Security                   of Beneficial Owner                    Beneficial Ownership        Percent of Class
-----------                   -------------------                    --------------------        ----------------

Common Stock                  NEBCO (1)                                   332,547 shares             11.00%
                              c/o Mid Penn Bank
                              349 Union Street
                              Millersburg, PA 17061
-------------

(1) Shares held for various trust accounts.

Share Ownership by the Directors, Officers and Nominees

     The following table sets forth, as of February 25, 2000, and from information received from the respective individuals, the amount and percentage of the common stock beneficially owned by each director, executive officer and all officers and directors of Mid Penn Bancorp, Inc. as a group, excluding any fractional share holdings. The shares are individually held unless otherwise noted in a footnote.

                                                           Amount and
                                                           Nature of
                  Name of                                  Beneficial                          Percent
                  Beneficial Owner                         Ownership (1)                       of Class
                  ----------------                         ---------                           --------

                  Jere M. Coxon                             35,967 (2)                          1.19%

                  Alan W. Dakey                              6,108 (3)                          0.20%

                  Earl R. Etzweiler                        111,113                              3.67%

                  Gregory M. Kerwin                         14,192 (4)                          0.47%

                  Charles F. Lebo                           32,636 (5)                          1.08%

                  Warren A. Miller                          22,287 (6)                          0.74%

                  William G. Nelson                         64,100 (7)                          2.11%

                  Donald E. Sauve                            1,731 (8)                          0.06%

                  Edwin D. Schlegel                         69,479 (9)                          2.29%

                  Eugene F. Shaffer                        110,719 (10)                         3.65%

                  Guy J. Snyder, Jr.                        87,483 (11)                         2.89%

                  All Officers and Directors               558,358                             18.42%
                  as a Group (13 persons)


(1) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has, or shares, voting or investment power or has the right to acquire beneficial ownership within 60 days after February 25, 2000. Beneficial ownership may be disclaimed as to certain of the securities.
(2)      Includes 422 shares held by Mr. Coxon's spouse.
(3)      Includes 5,478 shares held jointly by Mr. Dakey and his spouse.
(4)      Shares held jointly by Mr. Kerwin and his spouse.
(5)      Includes 10,662 shares held jointly by Mr. Lebo and his spouse.
(6)      Shares held jointly by Mr. Miller and his spouse.
(7)      Includes 8,975 shares held by Mr. Nelson's spouse.
(8)      Shares held jointly by Mr. Sauve and his spouse.
(9)      Shares held jointly by Mr. Schlegel and his spouse.
(10) Includes 6,332 shares held jointly by Mr. Shaffer and his spouse. Mr. Shaffer is trustee of four trusts, held for the benefit of various family members, which hold a total of 32,011 shares.
(11) Includes 45,281 shares held jointly by Mr. Snyder and his spouse and 42,202 shares held individually by his spouse.

                     COMPLIANCE WITH SECTION 16(A) REPORTING

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that officers and directors, and persons who own more than 10% of a registered class of the corporation's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and greater than 10% shareholders are required by SEC regulation to furnish the corporation with copies of all Section 16(a) forms they file.

     Based solely on our review of the copies of these forms, or written representations from certain reporting persons that no Forms 5 were required for those persons, Mid Penn Bancorp, Inc. believes that during the period from January 1, 1999, through December 31, 1999, its officers and directors complied with all applicable filing requirements, except that Messrs. Dakey, Houser, Kerwin, Klinger, Laudenslager, Novinger, Trawitz and Mrs. Wetzel each individually filed one late report for one transaction. Mr. Garst filed two late reports for two transactions.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly change in the cumulative total shareholder return on Mid Penn Bancorp, Inc.'s common stock against the cumulative total return of the S&P 500 Stock Index and the Peer Group Index for the period of five fiscal years commencing January 1, 1995, and ending December 31, 1999. The graph shows that the cumulative investment return to shareholders, based on the assumption that a $100 investment was made on December 31, 1994, in each of the corporation's capital stock, the S&P 500 Stock Index and the Peer Group Index, and that all dividends were reinvested in such securities over the past five years, the cumulative total return on such investment would be $210.82, $350.26 and $218.11, respectively. The shareholder return shown on the graph below is not necessarily indicative of future performance.


                             Mid Penn Bancorp, Inc.
                       Stock Price Performance Graph Data


                                    1994         1995        1996        1997        1998       1999
                                    ----         ----        ----        ----        ----       ----
Peer Group Total                 1,000.00     1,162.39     1,428.02    1,990.21    2,424.22    2,181.09

Peer Group Index                   100.00       116.24       142.80      199.02      242.42      218.11

Mid Penn Bancorp, Inc.             100.00       113,01       115.43      240.66      200.91      210.82

S&P 500 Total Return               100.00       137.45       168.92      225.21      289.43      350.26

S&P 500 Total Return Index         100.00       137.45       168.92      225.21      289.43      350.26


     NOTE: The peer group for which information appears above includes the following companies: CNB Financial Corporation; Citizens & Northern Corporation; Citizens Financial Services, Inc.; Codorus Valley Bancorp, Inc.; Columbia Financial Corporation; Comm. Bancorp, Inc.; Norwood Financial Corporation; Penesco Financial Services Corporation; Penns Woods Bancorp, Inc.; and Pioneer American Holding Company. These companies were selected based on four criteria as of September 30, 1999: total assets between $187 million and $711 million; market capitalization between $32 million and $141 million; headquarters located in Pennsylvania; and not quoted on NASDAQ.

                                    PROPOSALS

1.  ELECTION OF CLASS B DIRECTORS.

          Nominees for election this year are:

      o   Jere M. Coxon (director since 1991)

      o   Alan W. Dakey (director since 1995)

      o   Charles F. Lebo (director since 1991)

      o   Guy J. Snyder, Jr. (director since 1991)

         The Board of Directors recommends a vote FOR the election of the 4 nominees as Class B Directors.


2.  RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS.

     The Board of Directors of the corporation believes that Parente Randolph's knowledge of Mid Penn Bancorp, Inc. and Mid Penn Bank is invaluable. Parente Randolph advised us that none of its members has any financial interest in the corporation or the Bank. Parente Randolph served as our independent auditors for the 1999 fiscal year. They assisted us with the preparation of our federal and state tax returns and provided assistance in connection with regulatory matters, charging for such services at its customary hourly billing rates. The corporation's and the Bank's Board of Directors approved these non-audit services after due consideration of the accountants' objectivity and after finding them to be wholly independent.

     In the event that the shareholders do not ratify the selection of Parente Randolph as independent auditors for the 2000 fiscal year, the Board of Directors may choose another accounting firm to provide independent public accountant/audit services for the 2000 fiscal year.

     The majority of shares present, in person or by proxy, and entitled to vote at the annual meeting, must vote in the affirmative to ratify Parente Randolph as independent auditors for 2000.

     The Board of Directors recommends a vote FOR the ratification of Parente Randolph, PC as independent auditors.

                  SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Any shareholder who, in accordance with the corporation's Bylaws, wishes to submit a proposal for inclusion in the proxy statement for the 2001 Annual Meeting of Shareholders must deliver their proposal in writing to the Secretary of Mid Penn Bancorp, Inc. at its principal executive office, 349 Union Street, Millersburg, Pennsylvania 17061, not later than Monday, November 27, 2000.


              OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Shareholders that properly may come before the annual meeting. However, if any other matter should be properly presented for consideration and voting at the annual meeting or any adjournments of the meeting, the persons named as proxy holders will vote the proxies in what they determine to be the best interest of Mid Penn Bancorp, Inc.

                             MID PENN BANCORP, INC.

                                      PROXY

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 25, 2000 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Roberta A. Hoffman, Randall
L. Klinger and Patricia A. Walter and each or any of them, proxies of the undersigned, with full power of substitution to vote all of the shares of Mid Penn Bancorp, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at Mid Penn Bank, 349 Union Street, Millersburg, Pennsylvania 17061, on Tuesday, April 25, 2000 at 10:00 a.m., prevailing time, and at any adjournment or postponement thereof as follows:

1.   ELECTION OF CLASS B DIRECTORS TO SERVE FOR A 3-YEAR TERM.

     Jere M. Coxon, Alan W. Dakey, Charles F. Lebo, and Guy J. Snyder, Jr.

     The Board of Directors recommends a vote FOR these nominees.


    [    ]  FOR all nominees                   [    ]   WITHHOLD AUTHORITY
            listed above (except                        to vote for all nominees
            as marked to the contrary below)            listed above


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW)



--------------------------------------------------------------------------------
     RATIFICATION OF THE SELECTION OF PARENTE RANDOLPH, PC, CERTIFIED PUBLIC ACCOUNTANTS, OF WILKES-BARRE, PENNSYLVANIA, AS THE INDEPENDENT AUDITORS
     FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

     [    ]  FOR               [    ]  AGAINST            [    ]  ABSTAIN


     The Board of Directors recommends a vote FOR this proposal.

--------------------------------------------------------------------------------






3. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE AND FOR PROPOSAL 2.







Dated: ______________________, 2000         __________________________________
                                            Signature


                                            ----------------------------------
                                            Signature



Number of Shares Held of Record
on March 10, 2000




THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY
TO MID PENN BANCORP, INC. IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.